UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 12, 2008

Catapult Communications Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Nevada	0-24701	77-0086010
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

160 South Whisman Road, Mountain View, California		94041
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(650) 960-1025

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On December 12, 2008, the Compensation Committee of the Board of Directors of the Company adopted the Executive Officer Fiscal Year 2009 Variable Compensation Plan (the "2009 Variable Compensation Plan"), pursuant to which the Company’s executive officers may receive performance-based compensation based to the extent of 50% on attainment by Catapult of orders goals and to the extent of 50% on income before income taxes and non-cash stock option expenses under SFAS 123(R) goals that shall be established by the Board of Directors or Compensation Committee, after consultation with the Chief Executive Officer.

The 2009 Variable Compensation Plan is attached to this Current Report on Form 8-K as Exhibit 10.1.

The material terms of the 2009 Variable Compensation Plan are as follows:

- Each executive officer is assigned an on-target bonus amount for fiscal year 2009;

- Bonuses will be paid in cash on a quarterly basis with respect to each quarter of fiscal year 2009. Bookings bonus earnings shall begin when 50% of the bookings goal is achieved and shall increase linearly thereafter to 100% and beyond. If payment of the quarterly bookings bonus would cause the Company to post a loss before income taxes and SFAS 123(R) expenses on the quarterly income statement, the earned bookings bonus shall be reduced by an amount sufficient to restore the Company to breakeven for the quarter. No income bonus will be earned in any quarter until pre-tax, pre-SFAS 123(R) income after taking into consideration any bookings bonuses reaches 100% of the income goal for that quarter. Thereafter, each additional dollar of pre-tax, pre-SFAS 123(R) income will be earned as income bonus until the aggregate on-target income bonus for the quarter has been earned. Once the aggregate on-target income bonus is reached, 10% of any additional pre-tax, pre-FAS123(R) income will be applied to an annual bonus pool to be apportioned and paid to executives if the pre-tax and pre-FAS123(R) income is at least 8% of total revenues.

The foregoing summary is qualified in its entirety by reference to the full text of the 2009 Variable Compensation Plan that is attached to this Report as Exhibit 10.1.

Item 9.01 Financial Statements and Exhibits.

Exhibits

10.1 Executive Officer Fiscal Year 2009 Variable Compensation Plan

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Catapult Communications Corporation

December 16, 2008	By:	/s/ Christopher A. Stephenson

Name: Christopher A. Stephenson
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Executive Officer Fiscal Year 2009 Variable Compensation Plan